Exhibit 10.1

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

Dated as of May 21, 2026

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among GATX CORPORATION, a New York corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of May 21, 2024 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Pursuant to Section 2.19 of the Credit Agreement, the Borrower has requested that the Termination Date be extended from May 21, 2030 to May 21, 2031.

(3) The Borrower has requested certain amendments to the Credit Agreement, and the parties hereto agree to such amendments as set forth in, and in accordance with the terms and conditions of, this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”).

SECTION 1. Consent to Extension Request. Each Lender so indicating on its signature page to this Amendment agrees to extend the Termination Date for a period of one year, expiring May 21, 2031 (each such Lender, an “Extending Lender”). This agreement to extend the Termination Date is subject in all respects to the terms of the Credit Agreement (including, for the avoidance of doubt, the limitation on the number of times the Borrower may submit an Extension Request), other than the provisions of Section 2.19 of the Credit Agreement that specify the date by which the Borrower must submit an extension request, the date by which Extending Lenders submit responses or the date by which the Agent must notify the Borrower of each Lender’s determination, which provisions are hereby waived. For the avoidance of doubt, upon satisfaction (or waiver) of the applicable conditions set forth in Section 3 below, the extension of the Termination Date of each Extending Lender shall be effective on May 21, 2026.

SECTION 2. Amendments to Credit Agreement. As of the Amendment Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Lenders and the Borrower hereby agree to amend the Credit Agreement as follows:

(a) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Margin” means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Margin for SOFR Advances	Applicable Margin for Base Rate Advances
Level 1 A / A2 or above	0.805%	0.000%
Level 2 A- / A3	0.920%	0.000%
Level 3 BBB+ / Baa1	1.035%	0.035%
Level 4 BBB / Baa2	1.125%	0.125%
Level 5 BBB- / Baa3 or lower	1.300%	0.300%

”

(b) The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Applicable Percentage” means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

Public Debt Rating S&P/Moody’s	Applicable Percentage
Level 1 A / A2 or above	0.070%
Level 2 A- / A3	0.080%
Level 3 BBB+ / Baa1	0.090%
Level 4 BBB / Baa2	0.125%
Level 5 BBB- / Baa3 or lower	0.200%

”

(c) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

(a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate; and

(b) 1⁄2 of one percent per annum above the Federal Funds Rate; and

(c) Term SOFR for a one-month tenor in effect at such time plus 1.00%.”

(d) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Termination Date” means the earlier of (a) May 21, 2031 and (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01; provided, however, that the Termination Date of any Lender that is a Non Consenting Lender to any requested extension pursuant to Section 2.19 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.”

SECTION 3. Conditions of Effectiveness of Section 1. Section 1 of this Amendment shall become effective on and as of the date on which each of the following conditions precedent shall have been satisfied or waived:

(a) The Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Extending Lenders;

(b) The total of the Commitments of the Lenders that have agreed so to extend their Termination Date shall be more than 50% of the aggregate amount of the Commitments; and

(c) The Borrower shall have paid all accrued and invoiced fees and expenses of the Agent and the Lenders associated with this Amendment and the extension of Commitments (including the accrued and invoiced fees and expenses of Allen Overy Shearman Sterling US LLP, counsel to the Agent) to the extent that such fees and expenses are payable pursuant to Section 8.04 of the Credit Agreement.

SECTION 4. Conditions of Effectiveness of Section 2. Section 2 of this Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived:

(a) The Agent shall have received counterparts of this Amendment executed by the Borrower, each of the Lenders and the Agent.

(b) On the Amendment Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Amendment Effective Date, stating that:

(i) the representations and warranties contained in Section 4.01 of the Amended Credit Agreement are correct on and as of the Amendment Effective Date, and

(ii) no event has occurred and is continuing that constitutes a Default.

(c) The Agent shall have received on or before the Amendment Effective Date the following, each dated the Amendment Effective Date, in form and substance reasonably satisfactory to the Agent:

(i) The Notes to the Lenders to the extent requested by any Lender pursuant to Section 2.16 of the Amended Credit Agreement prior to the Amendment Effective Date;

(ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving the Amended Credit Agreement and the Notes;

(iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the Notes and the other documents to be delivered hereunder; and

(iv) A reasonably acceptable opinion of Mayer Brown LLP, special counsel for the Borrower.

(d) The Agent shall have received all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent reasonably requested in writing of the Borrower at least five Business Days prior to the Amendment Effective Date.

SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants that (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the date hereof, as though made on and as of the date hereof, except to the extent such representation or warranty related to a specific earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date and (ii) no event has occurred and is continuing, or would result from the extension of Commitments set forth in Section 1 above, that constitutes a Default.

SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of Section 2 of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any Notes, nor constitute a waiver of any provision of the Credit Agreement or any Notes.

(d) This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 7. [Reserved].

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other loan documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9. Governing Law. This Amendment and shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GATX CORPORATION, as Borrower

By:	/s/ Jennifer Van Aken
Name: Jennifer Van Aken
Title: SVP, Treasurer and Chief Risk Officer

CITIBANK, N.A., as Agent

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Citibank, N.A.

by	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: Citibank, N.A.

by	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by	/s/ Nora Golden
Name: Nora Golden
Title: Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by	/s/ Nora Golden
Name: Nora Golden
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: BANK OF AMERICA, N.A.:

by	/s/ Erika Murphy
Name: Erika Murphy
Title: Director

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: BANK OF AMERICA, N.A.:

by	/s/ Erika Murphy
Name: Erika Murphy
Title: Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: BMO BANK N.A.

by	/s/ Kendal B. Kumzi
Name: Kendal B. Kumzi
Title: Managing Director

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: BMO BANK N.A.

by	/s/ Kendal B. Kumzi
Name: Kendal B. Kumzi
Title: Managing Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: CIBC Bank USA

by	/s/ James Belletire
Name: James Belletire
Title: Managing Director

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: CIBC Bank USA

by	/s/ James Belletire
Name: James Belletire
Title: Managing Director

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: KEYBANK NATIONAL ASSOCIATION

by	/s/ Tad L. Stainbrook
Name: Tad L. Stainbrook
Title: Senior Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: KEYBANK NATIONAL ASSOCIATION

by	/s/ Tad L. Stainbrook
Name: Tad L. Stainbrook
Title: Senior Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: MORGAN STANLEY BANK, N.A.

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: MORGAN STANLEY BANK, N.A.

by	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Hannah Gold
Name: Hannah Gold
Title: Assistant Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Hannah Gold
Name: Hannah Gold
Title: Assistant Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: BAYERISCHE LANDESBANK, NEW YORK BRANCH

by	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

by	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: BAYERISCHE LANDESBANK, NEW YORK BRANCH

by	/s/ Rolf Siebert
Name: Rolf Siebert
Title: Executive Director

by	/s/ Elke Videgain
Name: Elke Videgain
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: MUFG Bank, Ltd.

by	/s/ Andrea Matsudaira
Name: Andrea Matsudaira
Title: Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: MUFG Bank, Ltd.

by	/s/ Andrea Matsudaira
Name: Andrea Matsudaira
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: Regions Bank

by	/s/ Tyler Sherman
Name: Tyler Sherman
Title: Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: Regions Bank

by	/s/ Tyler Sherman
Name: Tyler Sherman
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: The Huntington National Bank

by	/s/ Matthew Stanisa
Name: Matthew Stanisa
Title: Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: The Huntington National Bank

by	/s/ Matthew Stanisa
Name: Matthew Stanisa
Title: Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

Name of Lender: The Northern Trust Company

by	/s/ Jeffrey Leets
Name: Jeffery Leets
Title: Senior Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

Name of Lender: The Northern Trust Company

by	/s/ Jeffrey Leets
Name: Jeffrey Leets
Title: Senior Vice President

SIGNATURE PAGE

Consent to extension of Termination Date:

M&T Bank

by	/s/ Mark Wolfram
Name: Mark Wolfram
Title: Senior Vice President

Consent to amend the Credit Agreement as provided in Section 2 of the forgoing Amendment:

M&T Bank

by	/s/ Mark Wolfram
Name: Mark Wolfram
Title: Senior Vice President